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                                                                   Exhibit 24.01


                       REGISTRATION STATEMENT ON FORM S-4
                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of Cardinal Health, Inc., an Ohio corporation (the "Company"), which proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, hereby constitutes and appoints Robert
D. Walter, Steven Alan Bennett, and Brendan A. Ford and each of them, severally, as his/her attorney-in-fact and agent, with full power of substitution and resubstitution, in his/her name and on his/her behalf, to sign in any and all capacities such Registration Statement and any and all amendments (including pre- or post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

         This Power of Attorney has been signed in the respective capacities and on the respective dates indicated below.

/s/ Robert D. Walter                       /s/ Lester B. Knight
-----------------------------------        -------------------------------------
Robert D. Walter                           Lester B. Knight
Chairman, Chief Executive Officer          Director               March 19, 1999
and Director
                     March 19, 1999

/s/ Richard J. Miller                      /s/ J. Michael Losh
-----------------------------------        -------------------------------------
Richard J. Miller                          J. Michael Losh
Corporate Vice President, Chief            Director               March 19, 1999
Financial Officer, Acting
Controller and Principal Accounting
Officer
                     March 19, 1999

/s/ Silas S. Cathcart                      /s/ George R. Manser
-----------------------------------        -------------------------------------
Silas S. Cathcart                          George R. Manser
Director             March 19, 1999        Director               March 19, 1999

/s/ Aleksander Erdeljan                    /s/ John B. McCoy
-----------------------------------        -------------------------------------
Aleksander Erdeljan                        John B. McCoy
Director             March 19, 1999        Director               March 19, 1999

/s/ John F. Finn                           /s/ Michael D. O'Halleran
-----------------------------------        -------------------------------------
John F. Finn                               Michael D. O'Halleran
Director             March 19, 1999        Director               March 19, 1999

/s/ Robert L. Gerbig                       /s/ Jerry E. Robertson
-----------------------------------        -------------------------------------
Robert L. Gerbig                           Jerry E. Robertson
Director             March 19, 1999        Director               March 19, 1999

/s/ John F. Havens                         /s/ L. Jack Van Fossen
-----------------------------------        -------------------------------------
John F. Havens                             L. Jack Van Fossen
Director             March 19, 1999        Director               March 19, 1999

/s/ Regina E. Herzlinger                   /s/ Melburn G. Whitmire
-----------------------------------        -------------------------------------
Regina E. Herzlinger                       Melburn G. Whitmire
Director             March 19, 1999        Director               March 19, 1999

/s/ John C. Kane
-----------------------------------
John C. Kane
Director             March 19, 1999



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